UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2014

IMPRIMIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12626 High Bluff Drive, Suite 150
San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4040

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement

On February 10, 2014, Imprimis Pharmaceuticals, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) to acquire all of the outstanding membership interests of Pharmacy Creations, LLC (“Pharmacy Creations”) from J. Scott Karolchyk and Bernard Covalesky (the “Sellers”, and such transaction, the “Acquisition”). The acquisition of Pharmacy Creations, a compounding pharmacy located in Randolph, New Jersey, is expected to permit the Company to make and distribute its patent-pending proprietary drug formulations and other novel pharmaceutical solutions.

The Purchase Agreement contains customary representations, warranties, covenants and indemnities by the parties thereto, and the closing of the transaction contemplated by the Purchase Agreement is subject to the satisfaction of certain customary closing conditions as described therein. The closing of the Acquisition (the “Closing”) is expected to occur on or prior to March 31, 2014, subject to the satisfaction or waiver of all closing conditions, including entry into employment agreements with each of the Sellers. The Purchase Agreement may be terminated at any time prior to the Closing Date by, among other things, mutual agreement of the Sellers and the Company, or by either the Sellers or the Company if the other party fails to satisfy the applicable closing conditions under the Purchase Agreement by March 31, 2014.

At the Closing, the Company will pay to the Sellers an aggregate cash purchase price of $600,000, subject to adjustment based on the final calculation of Pharmacy Creations’ earnings before income, taxes, depreciation and amortization for the fiscal year ended December 31, 2013. In addition, the Sellers are entitled to receive additional contingent consideration upon the satisfaction of certain conditions:

●	A contingent cash payment of an aggregate of $50,000, payable only if Pharmacy Creations earns revenue of over $3,500,000 for the 12 month period ending March 31, 2015.

●	A contingent stock payment of up to an aggregate of 215,910 shares of the Company’s common stock, issuable only if the following revenue milestones are met:

●	if Pharmacy Creations earns revenue of over $7,500,000 during the 12 month period ending March 31, 2016, all 215,190 shares;

●	if Pharmacy Creations earns revenue of between $3,500,000 and $7,500,000 during the 12 month period ending March 31, 2016, an aggregate of that number of shares of Common Stock equal to the amount that such revenue exceeds $3,500,000 divided by 18.5882, rounded down to the last whole number (not to exceed 215,190 shares).

The Purchase Agreement provides that the Company shall invest an aggregate of $1,000,000 by March 31, 2016 in the Pharmacy Creations facilities (which could include construction of a new pharmacy or outsourcing facility), personnel, equipment, technology, other systems and processes and marketing and sales.

The above description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. The representations and warranties contained in the Purchase Agreement were made only for the purposes of the agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Purchase Agreement and should not be relied upon as a disclosure of factual information relating to the Company or Pharmacy Creations. The Purchase Agreement is filed as Exhibit 2.1 hereto and incorporated herein by reference. A copy of the press release announcing the execution of the Purchase Agreement is furnished as Exhibit 99.1 hereto.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

2.1	Membership Interest Purchase Agreement, dated February 10, 2014, among John Scott Karolchyk and Bernard Covalesky (as Sellers) and Imprimis Pharmaceuticals, Inc.*

99.1	Press Release dated February 11, 2014

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K, including the exhibits filed with this Form 8-K, contain certain forward-looking statements regarding the proposed transaction between the Company and the Sellers. Actual events or results may differ materially from those contained in these forward-looking statements. Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the possibility that the closing of the transaction may be delayed or may not occur; difficulties with the integration process or the realization of the expected benefits of the transaction; and regulatory developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry. In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by the Company identify and address other important factors that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this Form 8-K and in the Company’s other filings. The Company is under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPRIMIS PHARMACEUTICALS, INC.

Dated: February 11, 2014	By:	/s/ Andrew R. Boll
	Name:	Andrew R. Boll
	Title:	Vice-President, Accounting and Public Reporting

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1	Membership Interest Purchase Agreement, dated February 10, 2014, among John Scott Karolchyk and Bernard Covalesky (as Sellers) and Imprimis Pharmaceuticals, Inc.*

99.1	Press Release dated February 11, 2014

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.